EXHIBIT 10.1

SECOND AMENDMENT TO PLAN SUPPORT AGREEMENT

THIS SECOND AMENDMENT TO THE PLAN SUPPORT AGREEMENT (this “Amendment”) is made as of August 31, 2016 by and among all of the following: (a) the Requisite First Lien Lenders; (b) the Requisite Second Lien Noteholders; and (c) the Company (collectively, the “Required Amendment Parties”) and amends that certain Plan Support Agreement, dated as of April 30, 2016, by and among the Company and the Consenting Parties (as amended, the “Plan Support Agreement”).  Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Plan Support Agreement.

WHEREAS, the Consenting Parties desire to amend the Plan Support Agreement as set forth in this Amendment;

WHEREAS, Section 10 of the Plan Support Agreement permits the Consenting Parties to modify, amend or supplement the Plan Support Agreement with the consent of the Required Amendment Parties as set forth above;

NOW, THEREFORE, in consideration of the mutual covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Consenting Parties and the Company hereto hereby agree to amend the Plan Support Agreement as follows:

1.         Amendment to the Plan Support Agreement.

1.01.               Section 5(a)(iv)(B) of the Plan Support Agreement is hereby deleted in its entirety and replaced with the following:

(i) file the Plan, Disclosure Statement (other than exhibits attached thereto), and the Disclosure Statement Motion with the Bankruptcy Court within fourteen (14) calendar days of the Petition Date (the “Plan Filing Date”); (ii) obtain approval of the Disclosure Statement Motion by July 14, 2016, and (iii) obtain entry of the Confirmation Order by October 14, 2016 (such date that the Confirmation Order is entered, the “Confirmation Date”);

1.02.               Section 6(b)(xvii) of the Plan Support Agreement is hereby deleted in its entirety and replaced with the following:

the Effective Date shall not have occurred on or before October 31, 2016, provided, however, that such deadline may be extended with the written consent of Requisite First Lien Lenders and Requisite Second Lien Noteholders.

1.03.               Section 10 of the Plan Support Agreement is hereby amended by the addition of a new paragraph at the end of that section that states the following:

During the Plan Support Period and notwithstanding any language herein to the contrary, any amendments, waivers, modifications, or supplements to the Term Sheet, attached to the Plan Support Agreement as Exhibit A, which contains those certain agreements, understandings, settlements and compromises by and between the Consenting Second Lien Noteholders, Consenting Cross-Over Noteholders and the Company, that may require amendment or modification of the Plan Support Agreement may be effectuated without need of obtaining approval for such amendment or modification to the Plan Support Agreement by the Consenting First Lien Lenders, provided that, in the sole and absolute discretion of the First Lien Agent, the First Lien Agent determines that such amendments, waivers, modifications, or supplements to the Term Sheet do not adversely impact the rights, treatment, or protections afforded the Consenting First Lien Lenders in the Plan Support Agreement and such determination of the First Lien Agent is expressly given in writing to the Company.

2.         Amendment to Exhibit A of the Plan Support Agreement.  Exhibit A to the Plan Support Agreement, the Term Sheet, is hereby amended as set forth in the redlined pages attached hereto as Exhibit 1 (such Term Sheet, as so amended, the “Amended Term Sheet”).  A conformed version of the Amended Term Sheet is attached hereto as Exhibit 2.

3.         Ratification.  Except as specifically provided for in the First Amendment to the Plan Support Agreement, dated June 29, 2016, and this Amendment (together, the “PSA Amendments”), no changes, amendments, or other modifications have been made on or prior to the date hereof or are being made to the terms of the Plan Support Agreement or the rights and obligations of the parties thereunder, all of which such terms are hereby ratified and confirmed and remain in full force and effect.

4.         Effect of Amendment.  This Amendment shall be effective on the date on which the Company has received all of the Required Amendment Parties’ signature pages and delivered its signature page to counsel to the First Lien Agent and counsel to the Consenting Second Lien Ad Hoc Committee.  Following the effective date of this Amendment, whenever the Plan Support Agreement is referred to in any agreements, documents, and instruments, such reference shall be deemed to be to the Plan Support Agreement as amended by the PSA Amendments.

[Signature pages follow.]

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Exhibit A

Redline Pages

MIDSTATES PETROLEUM COMPANY, INC.

AMENDED RESTRUCTURING TERM SHEET

This non-binding indicative term sheet (the “Restructuring Term Sheet”) sets forth the principal terms of a financial restructuring (the “Restructuring”) of the existing debt and other obligations of the Company (as defined herein). The Restructuring will be consummated through cases under chapter 11 (the “Chapter 11 Case(s)”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”), in accordance with the terms of a plan support agreement (the “PSA”) to be executed by the Company, the Administrative Agent, the 2012 Credit Facility Lenders, the members of the Second Lien Group and the members of the Cross-Over Group (each as defined below, and together, the “Parties”).

THIS RESTRUCTURING TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, ONLY WILL BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF SECURITIES, BANKRUPTCY AND/OR OTHER APPLICABLE LAWS.

THE TRANSACTIONS DESCRIBED HEREIN WILL BE SUBJECT TO THE NEGOTIATION AND COMPLETION OF DEFINITIVE DOCUMENTS INCORPORATING THE TERMS SET FORTH HEREIN AND THE CLOSING OF ANY TRANSACTION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH AGREED DEFINITIVE DOCUMENTS.

The Parties

Company

Midstates Petroleum Company, Inc. and Midstates Petroleum Company LLC shall be collectively referred to as “Midstates” or, the “Company,” and, as reorganized pursuant to the Restructuring, “Reorganized Midstates.”

2012 Credit Facility Lenders

The lenders (collectively, the “2012 Credit Facility Lenders”) under that certain Second Amended and Restated Credit Agreement, dated as of June 8, 2012, by and among Midstates Petroleum Company, Inc., as Parent, Midstates Petroleum Company LLC, as borrower, the banks and other financial institutions named therein as lenders, SunTrust Bank, N.A. as administrative agent, swing line lender, issuing lender, and lender (the “Administrative Agent”), and the other mandated lead arranger, bookrunner parties, syndication agent, and co-documentation agents thereto, by which the lenders made available to Midstates a reserve based senior secured revolving credit facility (as amended, restated, modified or supplemented from time to time prior to the date hereof, the “2012 Credit Facility”).  As of the date hereof, approximately $249.2 million of the principal amount remains outstanding under the 2012 Credit Facility, plus accrued and unpaid interest and outstanding letters of credit in the approximate amount of $2.8 million.

Second Lien Noteholders

The holders (collectively, the “Second Lien Noteholders”) of the 10.0% Second Lien Senior Secured Notes Due 2020 issued pursuant to that certain Indenture dated as of May 21, 2015, among Midstates Petroleum Company, Inc. and Midstates Petroleum Company LLC, as issuers, and Wilmington Trust, N.A. (in such capacity, the “Second Lien Trustee”), as Trustee and Collateral Agent (as may be amended and restated from time to time, the “Second Lien Notes”).  As of the date hereof, approximately $625.0 million of the principal amount remains outstanding under the Second Lien Notes, plus accrued and unpaid interest.

Third Lien Noteholders

The holders (collectively, the “Third Lien Noteholders”) of the 12.0% Third Lien Senior Secured Notes Due 2020 issued pursuant to that certain Indenture dated as of May 21, 2015, among Midstates Petroleum Company, Inc. and Midstates Petroleum Company LLC, as issuers, and Wilmington Trust, N.A. (in such capacity, the “Third Lien Trustee”), as Trustee and Collateral Agent (as may be amended and restated from time to time, the “Third Lien Notes”).  As of the date hereof, approximately $529.7 million of the principal amount remains outstanding under the Third Lien Notes, plus accrued and unpaid interest.

10.75% Unsecured Noteholders

The holders (collectively, the “10.75% Unsecured Noteholders”) of the 10.75% Senior Notes Due 2020 issued pursuant to that certain Indenture dated as of October 1, 2012, among Midstates Petroleum Company, Inc. and Midstates Petroleum Company LLC, as issuers, and Wells Fargo Bank , N.A., as Trustee (as may be amended and restated from time to time, the “10.75% Unsecured Notes”).  As of the date hereof, approximately $293.6 million of the principal amount remains outstanding under the 10.75% Unsecured Notes, plus accrued and unpaid interest.

9.25% Unsecured Noteholders

The holders (collectively, the “9.25% Unsecured Noteholders,” and together with the 10.75% Unsecured Noteholders, the “Unsecured Noteholders”) of the 9.25% Senior Notes Due 2021 issued pursuant to that certain Indenture dated as of May 31, 2013, among Midstates Petroleum Company, Inc. and Midstates Petroleum Company LLC, as issuers, and Wells Fargo Bank, N.A., as Trustee (as may be amended and restated from time to time, the “9.25% Unsecured Notes,” and together with the 10.75% Unsecured Notes, the “Unsecured Notes”).  As of the date hereof, approximately $347.7 million of the principal amount remains outstanding under the 9.25% Unsecured Notes, plus accrued and unpaid interest.

Lien Trade Creditors

The holders (collectively, the “Lien Trade Creditors”) of claims against the Company arising from the provision to the Company of goods or services, which claims may be secured by valid and enforceable liens or security interests, whether pursuant to an agreement with the

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Company or applicable law (the “Lien Trade Claims”).

General Unsecured Claims

The holders (collectively, the “General Unsecured Creditors”), other than the Unsecured Noteholders, of unsecured claims against the Company, including, without limitation, claims arising from the rejection of any executory contract or unexpired lease in connection with the Chapter 11 Cases.

Ad Hoc Noteholder Groups	The ad hoc group of Second Lien Noteholders (the “Second Lien Group”) and the ad hoc group of certain holders of both Second Lien Notes and Third Lien Notes (the “Cross-Over Group”).

The Settlement

Intercreditor Settlement

In accordance with and subject to the terms and conditions of the PSA, the PSA and the chapter 11 plan described herein (the “Plan”) shall be proposed and supported by the Company in its Chapter 11 Cases and shall incorporate and implement the terms of the intercreditor settlement (the “Settlement”) among the Company, the Administrative Agent, the 2012 Credit Facility Lenders, the members of the Second Lien Group, and the members of the Cross-Over Group as described below:

•                  agreement among the Parties on a valuation allocation with respect to the Company’s assets that are encumbered by valid, perfected and enforceable liens (the “Prepetition Collateral”) and any of the Company’s assets that are unencumbered as of the Petition Date (as defined below) (the “Unencumbered Assets”), such that the New Midstates Equity (as defined below) will be allocated ninety-~~eight~~two and ~~eight~~nine-tenths percent (~~98.8~~92.9%) on account of Prepetition Collateral and seven and one ~~and two~~-~~tenths~~-tenth percent (7.1~~.2~~%) on account of Unencumbered Assets, which valuation allocation reflects the Debtors good faith determination of their encumbered and unencumbered assets as of ~~the Petition Date~~August 23, 2016; provided that the Administrative Agent, on behalf of the 2012 Credit Facility Lenders, and the Second Lien Trustee, on behalf of the Second Lien Noteholders, shall be granted a provisional claim and lien on the Unencumbered Assets as part of their respective adequate protection packages under the cash collateral order to be entered by the Court at the outset of the Chapter 11 Cases, which adequate protection claim and lien shall be waived only if the Settlement is consummated.

•                  agreement by the Administrative Agent, the 2012 Credit Facility Lenders, the Second Lien Trustee and the Second Lien Lenders to waive any adequate protection claim, under section

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507(b) of the Bankruptcy Code or otherwise, as it relates to any diminution in value with respect to the Prepetition Collateral, solely to the extent that such adequate protection claim would otherwise be satisfied through a claim against and lien on the Unencumbered Assets (the “Diminution in Value Claim”); provided, however, that in the event of any challenge to the Settlement and/or the Plan by the statutory committee of unsecured creditors appointed in the Company’s Chapter 11 Cases (the “Committee”), any Unsecured Noteholder or any General Unsecured Creditor (and together with the Committee and the Unsecured Noteholders, the “General Unsecured Parties”), the Diminution in Value Claim will not be waived, the contingent adequate protection claim and lien will attach to the Unencumbered Assets, and will include, without limitation, all estate fees and costs associated with any General Unsecured Party’s challenge to the Settlement or the Plan (i.e., a dollar-for-dollar reduction will occur in the value of the recovery for the General Unsecured Creditors and the Unsecured Noteholders for the fees and costs incurred or reimbursed by the Debtors’ estates in connection with defending or prosecuting any such challenge);

•                  agreement by the Second Lien Noteholders and the Third Lien Noteholders to waive any deficiency claims otherwise assertable as General Unsecured Claims (the “Noteholder Deficiency Claims”) or giving rise to the right to share pro rata in any distribution available to holders of General Unsecured Claims, including the Noteholders; provided, however, that in the event of any challenge to the Settlement and/or the Plan by any General Unsecured Party, the Noteholder Deficiency Claims shall share pro rata in any recovery available to the class of General Unsecured Creditors;

•                  agreement by: (i) the Third Lien Noteholders to waive any and all objections or challenges to, or arguments opposing confirmation of, the Plan, and any and all claims, causes of action or other challenges against the Second Lien Noteholders and the Second Lien Trustee (the “Second Lien Secured Parties”) regardless of whether the Settlement is approved by the Bankruptcy Court but only to the extent the PSA remains in full force and effect, in full and final resolution of all disputes and claims between the Second Lien Secured Parties and the Third Lien Noteholders and the Third Lien Trustee (the “Third Lien Secured Parties”), including, without limitation, valuation issues and any rights of the Third Lien Noteholders as General Unsecured Creditors (the “Third Lien Waiver”), (ii) the Second

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Lien Noteholders to waive any and all objections or challenges to, or arguments opposing confirmation of, the Plan,(1) and any and all claims, causes of action or other challenges against the Third Lien Secured Parties regardless of whether the Settlement is approved by the Bankruptcy Court but only to the extent the PSA remains in full force and effect, in full and final resolution of all disputes and claims between the Second Lien Secured Parties and the Third Lien Secured Parties, including, without limitation, valuation issues and any rights of the Second Lien Noteholders as General Unsecured Creditors (the “Second Lien Waiver” and, together with the Third Lien Waiver, the “Waivers”), and (iii) the Second Lien Noteholders that the Third Lien Noteholders shall receive through the Plan their pro rata share of two and one-half percent (2.5%) of the equity interests in Reorganized Midstates (the “New Midstates Equity”) and 3.5-year, out of the money, standard warrants (the “Warrants”) for fifteen percent (15%) of the New Midstates Equity struck at a strike price of $600 million (the “Third Lien Intercreditor Settlement” and, together with the Waivers, the “~~2nd/3rd~~Second/Third Lien Plan Settlement”), provided that the PSA remains in full force and effect.  The Waivers are granted by the Second Lien Noteholders and the Third Lien Noteholders in consideration of the Second Lien Noteholders and Third Lien Noteholders’ willingness to enter into the Third Lien Intercreditor Settlement.

The Debtors shall use their commercially reasonable efforts to obtain language in the order approving the Disclosure Statement providing that the Waivers shall be binding on the Second Lien Secured Parties and the Third Lien Secured Parties to the extent the PSA remains in full force and effect.

The Plan filed on or about the Petition Date will be consistent in all material respects with the terms of the Settlement.

If the Settlement is not approved in connection with confirmation of the Plan, the Plan (pursuant to its terms) will be automatically deemed modified to exclude: (i) the Third Lien Intercreditor Settlement and (ii) the waiver of (a) the Diminution in Value Claim and (b) the Noteholder Deficiency Claims by the 2012 Credit Facility Lenders, the Second Lien Noteholders, and the Third Lien Noteholders (as applicable).

To the extent the Settlement is not approved in connection with confirmation of the Plan, the Diminution in Value Claim, including all fees and costs associated with defending any challenge to the

(1) Notwithstanding anything else in this Plan Support Agreement, the Second Lien Noteholders reserve their rights with respect to the Debtors’ analyses and calculation of Diminution in Value Claims, Noteholder Deficiency Claims, and the value of unencumbered assets that exceeds the value of 1.2% of the New Midstates Equity.

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Settlement or to the Plan, will be determined in connection with confirmation of the Plan and the litigation schedule to be set and approved in connection with approval of the disclosure statement related to the Plan.

For the avoidance of doubt, the ~~2nd/3rd~~Second/Third Lien Plan Settlement will bind the Second Lien Noteholders and the Third Lien Noteholders (including, for the avoidance of doubt, the Second Lien Group and the Cross-Over Group) in the event the Plan is immaterially modified, altered, or revised, or any or all of the Settlement is approved as part of the Plan.

For the avoidance of doubt, and notwithstanding anything to the contrary herein, although in the event of any challenge the Noteholder Deficiency Claims shall be taken into account for purposes of calculating distributions to the holders of Unsecured Notes Claims (as defined herein) and General Unsecured Claims (other than Deficiency Claims) pursuant to the Plan, the assertion of such Noteholder Deficiency Claims shall not result in any increased distribution to the holder of Third Lien Notes Claims (as defined herein) and such distributions shall continue to be solely as set forth in the Second/Third Lien Plan Settlement with any distribution on account of Noteholder Deficiency Claims that otherwise would be owed to the holders of Third Lien Notes Claims going instead to holders of Second Lien Notes Claims (as defined herein).

The Plan shall contain a condition precedent to effectiveness requiring that the percentage of Unencumbered Assets Equity Distribution received by Holders of Unsecured Notes Claims and General Unsecured Claims (excluding Deficiency Claims) not exceed three and seven-tenths percent (3.7%) of the New Common Stock (which shall be subject to dilution under the MIP (as defined herein) and New Midstates Equity issuable upon exercise of the Warrants)

The Restructuring

Definitions

“Excess Cash” means cash in an amount equal to any cash remaining on any of the Debtors’ balance sheets as of the Plan Effective Date, less (a) the amount of cash to be paid to holders of the 2012 Facility Claims (as defined below) on the Plan Effective Date, less (b) all payments of cash and reserves of cash required under the Plan (other than distributions of cash on account of Second Lien Note Claims (as defined below), including, but not limited to, payments and reserves on account of administrative claims, priority claims, tax claims, and transaction and professional fees, less (c) $110 million (the minimum amount of cash needed for the Debtors’ balance sheets as agreed to by the Debtors, the 2012 Credit Facility Lenders and the Second Lien Group); provided that the amount of Excess Cash shall be no greater than $60 million.

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Treatment of Claims/Equity Interests

The Plan will provide that each holder of an allowed claim will receive the following on or as soon as practicable after the effective date of the Plan (the “Plan Effective Date”), unless different treatment is agreed to by the holder of such allowed claim and the Company:

•                  Administrative, Priority, and Priority Tax Claims: Allowed administrative, priority, and tax claims will be satisfied in full, in cash, or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

•                  2012 Credit Facility Claims: On the Plan Effective Date, the holders of allowed claims under the 2012 Facility shall have an allowed claim in the approximate principal amount of $252,000,000, plus accrued interest and fees (the “2012 Facility Claims”).  Holders of 2012 Facility Claims will receive their pro rata share of (i) approximately $82 million in cash and (ii) the New Credit Facility (in each case, on the terms and conditions as set forth in the RBL Term Sheet attached as Exhibit B to the PSA).

•                  Second Lien Notes Claims:  On the Plan Effective Date, the holders of allowed claims under the Second Lien Notes shall have an allowed claim in the principal amount of $625,000,000, plus accrued interest and fees (the “Second Lien Notes Claims”).  Holders of Second Lien Notes Claims will receive their pro rata share of (a) ninety-~~six~~seven and ~~three~~five-tenths percent (~~96.3~~97.5%) of the New Midstates Equity less the Unencumbered Assets Equity Distribution(2) and (b) the Excess Cash; provided, however, if the Settlement is not approved and consummated as part of the Plan, holders of Second Lien Note Claims will instead receive their pro rata share of (x) ~~ninety-eight and eight-tenths~~one hundred percent (~~98.8~~100.0%) of the New Midstates Equity less the Unencumbered Assets Equity Distribution, (y) the Excess Cash, and (z) their pro rata share of the Unencumbered Assets Equity Distribution ~~(as defined below)~~ on account of the Noteholder Deficiency Claims held by such holders of Second Lien Notes Claims.

•                  Third Lien Notes Claims:  On the Plan Effective Date, the holders of allowed claims under the Third Lien Notes shall have an allowed claim in the principal amount of $529,653,388, plus accrued interest and fees (the “Third Lien Notes Claims”).  Holders of

(2) “Unencumbered Assets Equity Distribution” means a percentage of New Midstates Equity of a value equal to the value of the Debtors’ unencumbered assets as determined by the Court that shall be up to seven and one-tenth percent (7.1%) of the New Midstates Equity and no less than one and two-tenths percent (1.2%) of the New Common Stock, subject to certain dilutions under the MIP (as defined herein) set forth in the Plan and the Warrants; provided that, as required under the Cash Collateral Order (as defined in the Plan), the Unencumbered Assets Equity Distribution shall be reduced by the amount of fees and expenses incurred by the Committee that are not permitted to be paid from Cash Collateral (as defined in the Plan) pursuant to paragraph 19 of the Cash Collateral Order, to the extent allowed by the Court and paid by the Debtors.

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Third Lien Notes Claims will receive their pro rata share of the Third Lien Intercreditor Settlement if the Settlement is consummated as part of the Plan in accordance with the terms of the PSA.  For the avoidance of doubt, if the Settlement is not approved and consummated as part of the Plan, the holders of the Third Lien Notes Claims shall receive only their pro rata share of the Unencumbered Assets Equity Distribution on account of the Noteholder Deficiency Claims held by the holders of Third Lien Notes Claims (and shall not receive the Third Lien Intercreditor Settlement).

•                  10.75% Unsecured Notes Claims and 9.25% Unsecured Notes Claims:  On the Plan Effective Date, the holders of allowed claims under the 10.75% Unsecured Notes shall have an allowed claim in the principal amount of $293,626,000, plus accrued interest and fees (the “10.75% Unsecured Notes Claims”) and the holders of allowed claims under the 9.25% Unsecured Notes shall have an allowed claim in the principal amount of $347,651,000, plus accrued interest and fees (the “9.25% Unsecured Notes Claims,” and together with the 10.75% Unsecured Notes Claims, the “Unsecured Notes Claims”)).  Holders of Unsecured Notes Claims will receive their pro rata share of ~~one and two-tenths percent (1.2%) of~~ the ~~New Midstates Equity on account of the Company’s unencumbered assets (the “~~Unencumbered Assets Equity Distribution~~”);~~; provided, however, if the Settlement is not approved and consummated as part of the Plan, the Unencumbered Assets Equity Distribution will be (a) charged for any Diminution in Value Claims and (b) shared among all holders of Unsecured Notes Claims and General Unsecured Claims, including the holders of Second Lien Notes Claims and Third Lien Notes Claims on account of their respective Noteholder Deficiency Claims.

•                  Lien Trade Claims:  Holders of Lien Trade Claims will be paid in full on account of such Lien Trade Claims on the later of (a) the Plan Effective Date and (b) the date a holder’s Lien Trade Claim comes due in the ordinary course of business.

•                  GUC Claims: Holders of General Unsecured Claims will receive their pro rata share of the Unencumbered Assets Equity Distribution (either free of dilution if the Settlement is approved or subject to dilution, for both the Diminution in Value Claim and the Noteholder Deficiency Claims, if the Settlement is not approved).

•                  Existing Equity: All existing equity interests (including common stock, preferred stock and any options, warrants or rights to acquire any equity interests) in Midstates Petroleum Company, Inc. shall be cancelled on the Plan Effective Date and holders of such interests shall receive no recovery under the Plan.

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Other Plan Terms

Releases and Exculpation

The Plan and Confirmation Order shall provide customary releases (including third party releases) and exculpation provisions, in each case, to the fullest extent permitted by law, for the benefit of the Debtors, Reorganized Midstates, 2012 Credit Facility Lenders, the Administrative Agent, the Second Lien Noteholders, the Third Lien Noteholders, such entities’ respective current and former affiliates, and such entities’ and their current and former affiliates’ current and former officers, managers, directors, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their current and former officers, managers, directors, equity holders, principals, members, employees, agents, managed accounts or funds, management companies, fund advisors, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such.

Management Incentive Plan and Management Employment Agreements

The Plan will provide for the establishment of a management equity incentive plan (the “MIP”) under which 10% of the New Midstates Equity (on a fully-diluted/fully-distributed basis) will be reserved for grants made from time to time to the directors, officers, and other management of Reorganized Midstates.  The other aspects of the MIP and the remainder of compensation issues, including to what extent the MIP and such compensation issues will be determined by the new board, will be negotiated in connection with the Plan.

Existing employment agreements will be assumed and/or amended and assumed with the consent of management and the Second Lien Group.

Corporate Governance

The terms and conditions of the new corporate governance documents of the Reorganized Midstates (including the bylaws, certificates of incorporation, among other governance documents) shall be subject to the consent of the Second Lien Group; provided that, if the Settlement is approved in connection with confirmation of the Plan, the new corporate governance documents shall provide for all members of the initial board of directors (or similar governing body) of reorganized Midstates Petroleum Company, Inc. to be appointed by those parties to the PSA who hold, in the aggregate, at least 50.1% in principal amount outstanding of the Second Lien Notes held by all parties to the PSA.

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Exhibit B

Amended Term Sheet

MIDSTATES PETROLEUM COMPANY, INC.

AMENDED RESTRUCTURING TERM SHEET

This non-binding indicative term sheet (the “Restructuring Term Sheet”) sets forth the principal terms of a financial restructuring (the “Restructuring”) of the existing debt and other obligations of the Company (as defined herein). The Restructuring will be consummated through cases under chapter 11 (the “Chapter 11 Case(s)”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”), in accordance with the terms of a plan support agreement (the “PSA”) to be executed by the Company, the Administrative Agent, the 2012 Credit Facility Lenders, the members of the Second Lien Group and the members of the Cross-Over Group (each as defined below, and together, the “Parties”).

THIS RESTRUCTURING TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, ONLY WILL BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF SECURITIES, BANKRUPTCY AND/OR OTHER APPLICABLE LAWS.

THE TRANSACTIONS DESCRIBED HEREIN WILL BE SUBJECT TO THE NEGOTIATION AND COMPLETION OF DEFINITIVE DOCUMENTS INCORPORATING THE TERMS SET FORTH HEREIN AND THE CLOSING OF ANY TRANSACTION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH AGREED DEFINITIVE DOCUMENTS.

The Parties

Company

Midstates Petroleum Company, Inc. and Midstates Petroleum Company LLC shall be collectively referred to as “Midstates” or, the “Company,” and, as reorganized pursuant to the Restructuring, “Reorganized Midstates.”

2012 Credit Facility Lenders

The lenders (collectively, the “2012 Credit Facility Lenders”) under that certain Second Amended and Restated Credit Agreement, dated as of June 8, 2012, by and among Midstates Petroleum Company, Inc., as Parent, Midstates Petroleum Company LLC, as borrower, the banks and other financial institutions named therein as lenders, SunTrust Bank, N.A. as administrative agent, swing line lender, issuing lender, and lender (the “Administrative Agent”), and the other mandated lead arranger, bookrunner parties, syndication agent, and co-documentation agents thereto, by which the lenders made available to Midstates a reserve based senior secured revolving credit facility (as amended, restated, modified or supplemented from time to time prior to the date hereof, the “2012 Credit Facility”).  As of the date hereof, approximately $249.2 million of the principal amount remains outstanding under the 2012 Credit Facility, plus accrued and unpaid interest and outstanding letters of credit in the approximate amount of $2.8 million.

Second Lien Noteholders

The holders (collectively, the “Second Lien Noteholders”) of the 10.0% Second Lien Senior Secured Notes Due 2020 issued pursuant to that certain Indenture dated as of May 21, 2015, among Midstates Petroleum Company, Inc. and Midstates Petroleum Company LLC, as issuers, and Wilmington Trust, N.A. (in such capacity, the “Second Lien Trustee”), as Trustee and Collateral Agent (as may be amended and restated from time to time, the “Second Lien Notes”).  As of the date hereof, approximately $625.0 million of the principal amount remains outstanding under the Second Lien Notes, plus accrued and unpaid interest.

Third Lien Noteholders

The holders (collectively, the “Third Lien Noteholders”) of the 12.0% Third Lien Senior Secured Notes Due 2020 issued pursuant to that certain Indenture dated as of May 21, 2015, among Midstates Petroleum Company, Inc. and Midstates Petroleum Company LLC, as issuers, and Wilmington Trust, N.A. (in such capacity, the “Third Lien Trustee”), as Trustee and Collateral Agent (as may be amended and restated from time to time, the “Third Lien Notes”).  As of the date hereof, approximately $529.7 million of the principal amount remains outstanding under the Third Lien Notes, plus accrued and unpaid interest.

10.75% Unsecured Noteholders

The holders (collectively, the “10.75% Unsecured Noteholders”) of the 10.75% Senior Notes Due 2020 issued pursuant to that certain Indenture dated as of October 1, 2012, among Midstates Petroleum Company, Inc. and Midstates Petroleum Company LLC, as issuers, and Wells Fargo Bank , N.A., as Trustee (as may be amended and restated from time to time, the “10.75% Unsecured Notes”).  As of the date hereof, approximately $293.6 million of the principal amount remains outstanding under the 10.75% Unsecured Notes, plus accrued and unpaid interest.

9.25% Unsecured Noteholders

The holders (collectively, the “9.25% Unsecured Noteholders,” and together with the 10.75% Unsecured Noteholders, the “Unsecured Noteholders”) of the 9.25% Senior Notes Due 2021 issued pursuant to that certain Indenture dated as of May 31, 2013, among Midstates Petroleum Company, Inc. and Midstates Petroleum Company LLC, as issuers, and Wells Fargo Bank, N.A., as Trustee (as may be amended and restated from time to time, the “9.25% Unsecured Notes,” and together with the 10.75% Unsecured Notes, the “Unsecured Notes”).  As of the date hereof, approximately $347.7 million of the principal amount remains outstanding under the 9.25% Unsecured Notes, plus accrued and unpaid interest.

Lien Trade Creditors

The holders (collectively, the “Lien Trade Creditors”) of claims against the Company arising from the provision to the Company of goods or services, which claims may be secured by valid and enforceable liens or security interests, whether pursuant to an agreement with the

Company or applicable law (the “Lien Trade Claims”).

General Unsecured Claims

The holders (collectively, the “General Unsecured Creditors”), other than the Unsecured Noteholders, of unsecured claims against the Company, including, without limitation, claims arising from the rejection of any executory contract or unexpired lease in connection with the Chapter 11 Cases.

Ad Hoc Noteholder Groups	The ad hoc group of Second Lien Noteholders (the “Second Lien Group”) and the ad hoc group of certain holders of both Second Lien Notes and Third Lien Notes (the “Cross-Over Group”).

The Settlement

Intercreditor Settlement

In accordance with and subject to the terms and conditions of the PSA, the PSA and the chapter 11 plan described herein (the “Plan”) shall be proposed and supported by the Company in its Chapter 11 Cases and shall incorporate and implement the terms of the intercreditor settlement (the “Settlement”) among the Company, the Administrative Agent, the 2012 Credit Facility Lenders, the members of the Second Lien Group, and the members of the Cross-Over Group as described below:

•                  agreement among the Parties on a valuation allocation with respect to the Company’s assets that are encumbered by valid, perfected and enforceable liens (the “Prepetition Collateral”) and any of the Company’s assets that are unencumbered as of the Petition Date (as defined below) (the “Unencumbered Assets”), such that the New Midstates Equity (as defined below) will be allocated ninety-two and nine-tenths percent (92.9%) on account of Prepetition Collateral and seven and one-tenth percent (7.1%) on account of Unencumbered Assets, which valuation allocation reflects the Debtors good faith determination of their encumbered and unencumbered assets as of August 23, 2016; provided that the Administrative Agent, on behalf of the 2012 Credit Facility Lenders, and the Second Lien Trustee, on behalf of the Second Lien Noteholders, shall be granted a provisional claim and lien on the Unencumbered Assets as part of their respective adequate protection packages under the cash collateral order to be entered by the Court at the outset of the Chapter 11 Cases, which adequate protection claim and lien shall be waived only if the Settlement is consummated.

•                  agreement by the Administrative Agent, the 2012 Credit Facility Lenders, the Second Lien Trustee and the Second Lien Lenders to waive any adequate protection claim, under section 507(b) of the Bankruptcy Code or otherwise, as it relates to any diminution in value with respect to the Prepetition Collateral, solely to the extent that such adequate protection claim would otherwise be satisfied through a claim against and lien on the Unencumbered Assets (the “Diminution in Value Claim”); provided, however, that in the event of any challenge to the Settlement and/or the Plan by the statutory committee of unsecured creditors appointed in the Company’s Chapter 11 Cases (the “Committee”), any Unsecured Noteholder or any General Unsecured Creditor (and together with the Committee and the Unsecured Noteholders, the “General Unsecured Parties”), the Diminution in Value Claim will not be waived, the contingent adequate protection claim and lien will attach to the Unencumbered Assets, and will include, without limitation, all estate fees and costs associated with any General Unsecured Party’s challenge to the Settlement or the Plan (i.e., a dollar-for-dollar reduction will occur in the value of the recovery for the General Unsecured Creditors and the Unsecured Noteholders for the fees and costs incurred or reimbursed by the Debtors’ estates in connection with defending or prosecuting any such challenge);

•                  agreement by the Second Lien Noteholders and the Third Lien Noteholders to waive any deficiency claims otherwise assertable as General Unsecured Claims (the “Noteholder Deficiency Claims”) or giving rise to the right to share pro rata in any distribution available to holders of General Unsecured Claims, including the Noteholders; provided, however, that in the event of any challenge to the Settlement and/or the Plan by any General Unsecured Party, the Noteholder Deficiency Claims shall share pro rata in any recovery available to the class of General Unsecured Creditors;

•                  agreement by: (i) the Third Lien Noteholders to waive any and all objections or challenges to, or arguments opposing confirmation of, the Plan, and any and all claims, causes of action or other challenges against the Second Lien Noteholders and the Second Lien Trustee (the “Second Lien Secured Parties”) regardless of whether the Settlement is approved by the Bankruptcy Court but only to the extent the PSA remains in full force and effect, in full and final resolution of all disputes and claims between the Second Lien Secured Parties and the Third Lien Noteholders and the Third Lien Trustee (the “Third Lien Secured Parties”), including, without limitation, valuation issues and any rights of the Third Lien Noteholders as General Unsecured Creditors (the “Third Lien Waiver”), (ii) the Second

Lien Noteholders to waive any and all objections or challenges to, or arguments opposing confirmation of, the Plan,(1) and any and all claims, causes of action or other challenges against the Third Lien Secured Parties regardless of whether the Settlement is approved by the Bankruptcy Court but only to the extent the PSA remains in full force and effect, in full and final resolution of all disputes and claims between the Second Lien Secured Parties and the Third Lien Secured Parties, including, without limitation, valuation issues and any rights of the Second Lien Noteholders as General Unsecured Creditors (the “Second Lien Waiver” and, together with the Third Lien Waiver, the “Waivers”), and (iii) the Second Lien Noteholders that the Third Lien Noteholders shall receive through the Plan their pro rata share of two and one-half percent (2.5%) of the equity interests in Reorganized Midstates (the “New Midstates Equity”) and 3.5-year, out of the money, standard warrants (the “Warrants”) for fifteen percent (15%) of the New Midstates Equity struck at a strike price of $600 million (the “Third Lien Intercreditor Settlement” and, together with the Waivers, the “Second/Third Lien Plan Settlement”), provided that the PSA remains in full force and effect.  The Waivers are granted by the Second Lien Noteholders and the Third Lien Noteholders in consideration of the Second Lien Noteholders and Third Lien Noteholders’ willingness to enter into the Third Lien Intercreditor Settlement.

The Debtors shall use their commercially reasonable efforts to obtain language in the order approving the Disclosure Statement providing that the Waivers shall be binding on the Second Lien Secured Parties and the Third Lien Secured Parties to the extent the PSA remains in full force and effect.

The Plan filed on or about the Petition Date will be consistent in all material respects with the terms of the Settlement.

If the Settlement is not approved in connection with confirmation of the Plan, the Plan (pursuant to its terms) will be automatically deemed modified to exclude: (i) the Third Lien Intercreditor Settlement and (ii) the waiver of (a) the Diminution in Value Claim and (b) the Noteholder Deficiency Claims by the 2012 Credit Facility Lenders, the Second Lien Noteholders, and the Third Lien Noteholders (as applicable).

To the extent the Settlement is not approved in connection with confirmation of the Plan, the Diminution in Value Claim, including all fees and costs associated with defending any challenge to the

(1)  Notwithstanding anything else in this Plan Support Agreement, the Second Lien Noteholders reserve their rights with respect to the Debtors’ analyses and calculation of Diminution in Value Claims, Noteholder Deficiency Claims, and the value of unencumbered assets that exceeds the value of 1.2% of the New Midstates Equity.

Settlement or to the Plan, will be determined in connection with confirmation of the Plan and the litigation schedule to be set and approved in connection with approval of the disclosure statement related to the Plan.

For the avoidance of doubt, the Second/Third Lien Plan Settlement will bind the Second Lien Noteholders and the Third Lien Noteholders (including, for the avoidance of doubt, the Second Lien Group and the Cross-Over Group) in the event the Plan is immaterially modified, altered, or revised, or any or all of the Settlement is approved as part of the Plan.

For the avoidance of doubt, and notwithstanding anything to the contrary herein, although in the event of any challenge the Noteholder Deficiency Claims shall be taken into account for purposes of calculating distributions to the holders of Unsecured Notes Claims (as defined herein) and General Unsecured Claims (other than Deficiency Claims) pursuant to the Plan, the assertion of such Noteholder Deficiency Claims shall not result in any increased distribution to the holder of Third Lien Notes Claims (as defined herein) and such distributions shall continue to be solely as set forth in the Second/Third Lien Plan Settlement with any distribution on account of Noteholder Deficiency Claims that otherwise would be owed to the holders of Third Lien Notes Claims going instead to holders of Second Lien Notes Claims (as defined herein).

The Plan shall contain a condition precedent to effectiveness requiring that the percentage of Unencumbered Assets Equity Distribution received by Holders of Unsecured Notes Claims and General Unsecured Claims (excluding Deficiency Claims) not exceed three and seven-tenths percent (3.7%) of the New Common Stock (which shall be subject to dilution under the MIP (as defined herein) and New Midstates Equity issuable upon exercise of the Warrants)

The Restructuring

Definitions

“Excess Cash” means cash in an amount equal to any cash remaining on any of the Debtors’ balance sheets as of the Plan Effective Date, less (a) the amount of cash to be paid to holders of the 2012 Facility Claims (as defined below) on the Plan Effective Date, less (b) all payments of cash and reserves of cash required under the Plan (other than distributions of cash on account of Second Lien Note Claims (as defined below), including, but not limited to, payments and reserves on account of administrative claims, priority claims, tax claims, and transaction and professional fees, less (c) $110 million (the minimum amount of cash needed for the Debtors’ balance sheets as agreed to by the Debtors, the 2012 Credit Facility Lenders and the Second Lien Group); provided that the amount of Excess Cash shall be no greater than $60 million.

Treatment of Claims/Equity Interests

The Plan will provide that each holder of an allowed claim will receive the following on or as soon as practicable after the effective date of the Plan (the “Plan Effective Date”), unless different treatment is agreed to by the holder of such allowed claim and the Company:

•                  Administrative, Priority, and Priority Tax Claims: Allowed administrative, priority, and tax claims will be satisfied in full, in cash, or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

•                  2012 Credit Facility Claims: On the Plan Effective Date, the holders of allowed claims under the 2012 Facility shall have an allowed claim in the approximate principal amount of $252,000,000, plus accrued interest and fees (the “2012 Facility Claims”).  Holders of 2012 Facility Claims will receive their pro rata share of (i) approximately $82 million in cash and (ii) the New Credit Facility (in each case, on the terms and conditions as set forth in the RBL Term Sheet attached as Exhibit B to the PSA).

•                  Second Lien Notes Claims:  On the Plan Effective Date, the holders of allowed claims under the Second Lien Notes shall have an allowed claim in the principal amount of $625,000,000, plus accrued interest and fees (the “Second Lien Notes Claims”).  Holders of Second Lien Notes Claims will receive their pro rata share of (a) ninety-seven and five-tenths percent (97.5%) of the New Midstates Equity less the Unencumbered Assets Equity Distribution(2) and (b) the Excess Cash; provided, however, if the Settlement is not approved and consummated as part of the Plan, holders of Second Lien Note Claims will instead receive their pro rata share of (x) one hundred percent (100.0%) of the New Midstates Equity less the Unencumbered Assets Equity Distribution, (y) the Excess Cash, and (z) their pro rata share of the Unencumbered Assets Equity Distribution on account of the Noteholder Deficiency Claims held by such holders of Second Lien Notes Claims.

•                  Third Lien Notes Claims:  On the Plan Effective Date, the holders of allowed claims under the Third Lien Notes shall have an allowed claim in the principal amount of $529,653,388, plus accrued interest and fees (the “Third Lien Notes Claims”).  Holders of Third Lien Notes Claims will receive their pro rata share of the

(2)  “Unencumbered Assets Equity Distribution” means a percentage of New Midstates Equity of a value equal to the value of the Debtors’ unencumbered assets as determined by the Court that shall be up to seven and one-tenth percent (7.1%) of the New Midstates Equity and no less than one and two-tenths percent (1.2%) of the New Common Stock, subject to certain dilutions under the MIP (as defined herein) set forth in the Plan and the Warrants; provided that, as required under the Cash Collateral Order (as defined in the Plan), the Unencumbered Assets Equity Distribution shall be reduced by the amount of fees and expenses incurred by the Committee that are not permitted to be paid from Cash Collateral (as defined in the Plan) pursuant to paragraph 19 of the Cash Collateral Order, to the extent allowed by the Court and paid by the Debtors.

Third Lien Intercreditor Settlement if the Settlement is consummated as part of the Plan in accordance with the terms of the PSA.  For the avoidance of doubt, if the Settlement is not approved and consummated as part of the Plan, the holders of the Third Lien Notes Claims shall receive only their pro rata share of the Unencumbered Assets Equity Distribution on account of the Noteholder Deficiency Claims held by the holders of Third Lien Notes Claims (and shall not receive the Third Lien Intercreditor Settlement).

•                  10.75% Unsecured Notes Claims and 9.25% Unsecured Notes Claims:  On the Plan Effective Date, the holders of allowed claims under the 10.75% Unsecured Notes shall have an allowed claim in the principal amount of $293,626,000, plus accrued interest and fees (the “10.75% Unsecured Notes Claims”) and the holders of allowed claims under the 9.25% Unsecured Notes shall have an allowed claim in the principal amount of $347,651,000, plus accrued interest and fees (the “9.25% Unsecured Notes Claims,” and together with the 10.75% Unsecured Notes Claims, the “Unsecured Notes Claims”)).  Holders of Unsecured Notes Claims will receive their pro rata share of the Unencumbered Assets Equity Distribution; provided, however, if the Settlement is not approved and consummated as part of the Plan, the Unencumbered Assets Equity Distribution will be (a) charged for any Diminution in Value Claims and (b) shared among all holders of Unsecured Notes Claims and General Unsecured Claims, including the holders of Second Lien Notes Claims and Third Lien Notes Claims on account of their respective Noteholder Deficiency Claims.

•                  Lien Trade Claims:  Holders of Lien Trade Claims will be paid in full on account of such Lien Trade Claims on the later of (a) the Plan Effective Date and (b) the date a holder’s Lien Trade Claim comes due in the ordinary course of business.

•                  GUC Claims: Holders of General Unsecured Claims will receive their pro rata share of the Unencumbered Assets Equity Distribution (either free of dilution if the Settlement is approved or subject to dilution, for both the Diminution in Value Claim and the Noteholder Deficiency Claims, if the Settlement is not approved).

•                  Existing Equity: All existing equity interests (including common stock, preferred stock and any options, warrants or rights to acquire any equity interests) in Midstates Petroleum Company, Inc. shall be cancelled on the Plan Effective Date and holders of such interests shall receive no recovery under the Plan.

Other Plan Terms

Releases and Exculpation

The Plan and Confirmation Order shall provide customary releases (including third party releases) and exculpation provisions, in each case, to the fullest extent permitted by law, for the benefit of the Debtors, Reorganized Midstates, 2012 Credit Facility Lenders, the Administrative Agent, the Second Lien Noteholders, the Third Lien Noteholders, such entities’ respective current and former affiliates, and such entities’ and their current and former affiliates’ current and former officers, managers, directors, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their current and former officers, managers, directors, equity holders, principals, members, employees, agents, managed accounts or funds, management companies, fund advisors, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such.

Management Incentive Plan and Management Employment Agreements

The Plan will provide for the establishment of a management equity incentive plan (the “MIP”) under which 10% of the New Midstates Equity (on a fully-diluted/fully-distributed basis) will be reserved for grants made from time to time to the directors, officers, and other management of Reorganized Midstates.  The other aspects of the MIP and the remainder of compensation issues, including to what extent the MIP and such compensation issues will be determined by the new board, will be negotiated in connection with the Plan.

Existing employment agreements will be assumed and/or amended and assumed with the consent of management and the Second Lien Group.

Corporate Governance

The terms and conditions of the new corporate governance documents of the Reorganized Midstates (including the bylaws, certificates of incorporation, among other governance documents) shall be subject to the consent of the Second Lien Group; provided that, if the Settlement is approved in connection with confirmation of the Plan, the new corporate governance documents shall provide for all members of the initial board of directors (or similar governing body) of reorganized Midstates Petroleum Company, Inc. to be appointed by those parties to the PSA who hold, in the aggregate, at least 50.1% in principal amount outstanding of the Second Lien Notes held by all parties to the PSA.